ARTISAN PARTNERS FUNDS, INC.

Artisan Focus Fund (the “Fund”)

SUPPLEMENT DATED 31 MAY 2024
to the FUND’S SUMMARY PROSPECTUS
current as of the date hereof

Effective 31 May 2024, the section entitled “Fees and Expenses of the Fund” on page 1 of the Fund’s summary prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor	Advisor	Institutional
Management Fees	0.99%	0.99%	0.99%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses[1]	0.32	0.14	0.05
Total Annual Fund Operating Expenses	1.31	1.13	1.04
Fee Waiver and Expense Reimbursement[2]	0.00	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.31	1.13	1.04

1“Other Expenses” include “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Fund. “Acquired Fund Fees and Expenses” are indirect expenses the Fund incurred from the Fund’s investment in one or more money market funds (acquired funds). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

2“Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary changes such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of Investor Shares. This contract continues through 31 January 2026.

Please Retain This Supplement for Future Reference